SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  April 15, 2004
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                            0-3658                          95-1068610
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(State or Other Jurisdiction       (Commission                     (IRS Employer
of Incorporation)                  File Number)              Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.        Other Events.

          On March 23, 2004, The First American Corporation announced its intention to redeem in full $210,000,000 aggregate principal amount of its outstanding 4.50% Senior Convertible Debentures Due 2008. The redemption occurred today, April 15, 2004.

          Prior to the redemption, holders converted an aggregate principal amount of $208,824,000 of debentures into a total of 7,457,938 First American common shares.

          The remaining debentures, in an aggregate principal amount of $1,176,000, were redeemed by First American today as scheduled.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE FIRST AMERICAN CORPORATION



Date: April 15, 2004                    By:        /s/ Kenneth D. DeGiorgio
                                           -------------------------------------
                                           Name:   Kenneth D. DeGiorgio
                                           Title:  Senior Vice President and
                                                   General Counsel